-8-

    THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT AND
                               WAIVER OF DEFAULTS

                  This Amendment, dated as of March __, 1998, is made by and between THE LAMAUR CORPORATION, a Delaware corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into an Amended and Restated Credit and Security Agreement dated as of May 16, 1997, as amended by a First Amendment to Amended a Restated Credit and Security Agreement dated as of August 13, 1997 and a Second Amendment to Amended and Restated Credit and Security Agreement dated as of November 13, 1997 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "'Borrowing Base' means, at any time and subject to change from time to time at the Lender's sole discretion, the lesser of:

                  (a)      the Commitment, or

                  (b)      the sum of

                           (i)      75% of Eligible Accounts, plus

                           (ii) the lesser of (A) the sum of (1) 54% of Eligible Finished Goods Inventory, plus (2) 44% of Eligible Raw Materials Inventory, plus (3) the lesser of (I) 29% of Eligible Carton Inventory or (II) $200,000, or (B) the Inventory Sub-Limit, plus

                           (iii) the lesser of (A) 100% of the (i) the purchase price of any United States Treasury Securities with an initial maturity date of not greater than 90 days held from time to time in the Investment Account and (ii) the cash held in the Investment Account , (B) $6,000,000, or (C) after April 2, 1998, zero dollars ($0)."

                  "'Inventory Sub-Limit' means the following: (i) from the Third Amendment Effective Date up to and including June 29, 1998, $7,000,000,
         (ii) from June 30, 1998, up to and including September 30, 1998, $6,500,000, and (iii) after September 30, 1998, $6,000,000."

                  "'Revolving Loan Floating Rate' means an annual rate equal to the sum of the Base Rate plus two and one-half percent (2.50%), which Revolving Loan Floating Rate shall change when and as the Base Rate Changes."

                  "'Revolving Note Indebtedness' means all amounts owing from the Borrower to the Lender under the Revolving Note."

                  "'Term Note Indebtedness' means the amount owing from the Borrower to the Lender under the Term Note."

                  "'Third Amendment' means that certain Third Amendment to Amended and Restated Credit and Security Agreement, dated as of March __, 1998, by and between the Borrower and Lender."

                  "'Third Amendment Effective Date' means the date on which all of the items listed in paragraph 15 of the Third Amendment are satisfied in full."

                  "'Term Loan Floating Rate' means an annual rate equal to the sum of the Base Rate plus two and three-quarters percent (2.75%) which Term Loan Floating Rate shall change when and as the Base Rate Changes."

                  2. Advances. Section 2.1 of the Credit Agreement is hereby amended by deleting the first sentence thereto, and replacing it with the following:

                           "2.1 Advances.  Provided that the Borrower  maintains
                  Availability of One Million Dollars ($1,000,000) or greater the Lender agrees, on the terms and subject to the conditions herein set forth, to make Advances to the Borrower from time to time during the period from the Third Amendment Effective Date to and including the Termination Date, or the earlier date of termination in whole of the Credit Facility pursuant to Sections 2.6 or 8.2 hereof. In the event that the Borrower requests any Advance which would result in, if such Advance were made, the Borrower's Availability becoming less than One Million Dollars ($1,000,000), the Lender may or may not, in the Lender's sole discretion, make such Advance to the
                  Borrower. In no event shall the aggregate amount of outstanding Advances exceed the Borrowing Base less the L/C Amount. The Advances shall be secured by the Collateral as provided in Article III hereof."

                  3. Voluntary Prepayment; Termination of Agreement by Borrower; Permanent Reduction of Commitment. Section 2.6 of the Credit Agreement is amended as follows:

                  a.) Subsection (a) of Section 2.6 is amended by deleting the reference to "prepayment fee under Sections 2.6 (d) and (e) below, if applicable" in the last line thereto and replacing it with "any fee required under the terms of the Credit Agreement."

                  b.) Subsection (b) of Section 2.6 is amended by deleting the reference to "provided for in subsection (d) and (e) below" in the third line thereto and replacing it with "provided for in the Credit Agreement."

                  c.) Subsections (d) and (e) to Section 2.6 are deleted in their entirety,

                  d.) Subsection (f) to Section 2.6 is amended by relabeling it as subsection "(d)."

                  4. Fees. Section 2.13 of the Credit Agreement is amended by deleting the reference to "three (3)" in the second line of Subsection (a) and inserting "six (6)" in its place.

                  5. Reporting Requirements. Section 6.1 of the Credit Agreement is hereby amended by deleting subsection (c) thereto and replacing it with the following:

                  "(c) within (i) 15 days after the end of each month, agings of the Borrower accounts receivable and its accounts payable as of the end of such month, and (ii) 3 days after the end of each week an inventory certification report as of the end of such week, which inventory certification report shall contain a break-out of the Eligible Finished Goods Inventory by brand name and any other itemization requested by the Lender."

                  6. Waiver of Defaults. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Defaults"):

-------------------------------- ------------- --------------- ----------------
         Section/Covenant             Date         Required        Actual
-------------------------------- ------------- --------------- ----------------
-------------------------------- ------------- --------------- ----------------
ss. 6.1 Monthly Reporting              1/98      2/20/98          Not yet
Requirements                                                     delivered
-------------------------------- ------------- --------------- ----------------
-------------------------------- ------------- --------------- ----------------
ss. 6.13 Debt Service              12/31/97      1.1 to 1.0        (3.7)
Coverage Ratio
-------------------------------- ------------- --------------- ----------------
-------------------------------- ------------- --------------- ----------------
ss. 6.13 Minimum Book Net
Worth Plus Subordinated Debt       12/31/97      $30,050,000     $11,627,000
-------------------------------- ------------- --------------- ----------------
-------------------------------- ------------- --------------- ----------------
ss. 6.14 Maximum Leverage Ratio    12/31/97      1.20 to 1.00    4.05 to 1.00
-------------------------------- ------------- --------------- ----------------
-------------------------------- ------------- --------------- ----------------
ss. 6.15 Minimum Net Income        12/31/97      $200,000        ($18,677,000)
-------------------------------- ------------- --------------- ----------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  7. Financial Covenants. Section 6.12, 6.13, 6.14, and 6.15 of the Credit Agreement are hereby amended as follows:

                  "Section 6.12 Debt Service Coverage Ratio. The Borrower shall maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) a Debt Service Coverage Ratio of at least 3.00 to 1.00 for the twelve month period ending December 31, 1998."

                  "Section 6.13 Book Net Worth Plus Subordinated Indebtedness. The Borrower shall at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation), Book Net Worth plus Subordinated Indebtedness of at least the following, calculated monthly as of the following dates:

---------------------------------- ---------------------------------------------
      For the Month Ending           Minimum Book Net Worth Plus Subordinated
                                  Indebtedness
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             3/31/98                               $10,300,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             4/30/98                               $10,200,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             5/31/98                               $10,401,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             6/30/98                               $10,800,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             7/31/98                               $10,800,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             8/31/98                               $10,800,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
             9/30/98                               $11,000,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
            10/31/98                               $11,100,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
            11/30/98                               $11,400,000
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
            12/31/98                               $11,500,000
---------------------------------- ---------------------------------------------

                  "Section 6.14 Leverage Ratio. The Borrower shall at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) a Leverage Ratio of not greater than the following, calculated monthly as of the following dates:

--------------------------------------- ----------------------------------------
         For the Month Ending                       Leverage Ratio
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               3/31/98                               4.3 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               4/30/98                               4.3 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               5/31/98                               4.3 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               6/30/98                                4.3 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               7/31/98                                4.2 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               8/31/98                                4.0 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               9/30/98                                4.0 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               10/31/98                               4.0 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               11/30/98                               3.8 to 1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
               12/31/98                               3.8 to 1.00
--------------------------------------- ----------------------------------------

                  "Section 6.15 Net Income. The Borrower shall at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) Net Income calculated on a fiscal year-to-date basis of at least the following amounts for the following dates:

------------------------------ ------------------------------
    For the Month Ending                Net Income
------------------------------ ------------------------------
------------------------------ ------------------------------
           3/31/98                      ($500,000)
------------------------------ ------------------------------
------------------------------ ------------------------------
           4/30/98                      ($600,000)
------------------------------ ------------------------------
------------------------------ ------------------------------
           5/31/98                      ($400,000)
------------------------------ ------------------------------
------------------------------ ------------------------------
           6/30/98                          $0
------------------------------ ------------------------------
------------------------------ ------------------------------
           7/31/98                       $100,000
------------------------------ ------------------------------
------------------------------ ------------------------------
           8/31/98                       $200,000
------------------------------ ------------------------------
------------------------------ ------------------------------
           9/30/98                       $400,000
------------------------------ ------------------------------
------------------------------ ------------------------------
          10/31/98                       $600,000
------------------------------ ------------------------------
------------------------------ ------------------------------
          11/30/98                       $800,000
------------------------------ ------------------------------
------------------------------ ------------------------------
          12/31/98                      $1,000,000
------------------------------ ------------------------------


                  8. Covenants for Subsequent Periods. Section 6.16 of the Credit Agreement is hereby amended by deleting the reference to "May 1, 1998" in the fourth line thereto and replacing it with "January 1, 1999" and by deleting the reference to "April 30, 1998" in the final line thereto and replacing it with "December 31, 1998".

                  9. Additional Events of Default. Section 8.1 of the Credit Agreement is amended by adding the following subsection:

                           "(t) The Borrower  shall fail to reduce,  by April 2,
                  1998, the amount of the United States Treasury Securities maintained in the Investment Account to zero."

                  10. Reduction of Amounts in Investment Account. Borrower shall, on or before April 2, 1998, reduce the amount held in the Investment Account to zero. In the event that, after April 2, 1998, the amount held in the Investment Account is greater than zero, Lender shall have the right, in the Lender's sole discretion, to apply the amount remaining in the Investment Account to the outstanding Obligations.

                  11. Outside Consultant. Upon the occurrence of a Default or an Event of Default, the Borrower agrees to retain an outside consultant, acceptable to Lender, within two weeks from the first day of the occurrence of such Event of Default.

                  12. No Other Changes. Except as explicitly amended by the Third Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

                  13. Restructuring Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $75,000 in consideration of the Lender's execution of this Amendment.

                  14. Continuation Fee. In consideration of the Lender's execution of this Amendment and continuing the Credit Facility, the Borrower shall pay the Lender a fully earned, non refundable fee, as follows:

                  (a) The Borrower shall pay to the Lender a fee in connection with the payment in full of the Revolving Note Indebtedness, or any reduction of the Commitment, which fee shall be fully earned as of the Third Amendment Effective Date, but payable upon the payment in full of the Revolving Note Indebtedness (or reduction of the Commitment, as the case may be), in an amount equal to one and one half percent (1.5%) of the Commitment (or the reduction of the Commitment, as the case may be), provided, however, that in the event that the Borrower pays the Revolving Note Indebtedness in full on or before September 1, 1998, than the fee set forth in this subsection (a) shall be an amount equal to one percent (1.0%) of the Commitment.

                  (b) The Borrower shall pay to the Lender a fee in connection with the payment in full of the Term Note Indebtedness, or any reduction of the Term Note Indebtedness in excess of the amount due under the amortization schedule for the Term Note, which fee shall be fully earned as of the Third Amendment Effective Date, but payable upon such payment in full of the Term Note Indebtedness (or any reduction of the Term Note Indebtedness in excess of the amortization schedule, as the case may be) in an amount equal to one and one half percent (1.5%) of amount of the Term Note Indebtedness at the time such payment in full is made (or of the amount of any reduction of the Term Note Indebtedness in excess of the amortization schedule, as the case may), provided, however, that in the event that the Borrower repays the Term Note Indebtedness in full on or before September 1, 1998, than the fee set forth in this subsection (b) shall be an amount equal to one percent (1.0%) of the Term Note Indebtedness at the time such payment in full is made."

                  15. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 4 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (Error! Unknown switch argument.) A Certificate of the Secretary of the Borrower certifying as to (Error! Unknown switch argument.) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (Error! Unknown switch argument.) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's Secretary dated as of May 16, 1997 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (Error! Unknown switch argument.) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's Secretary dated as of May 16, 1997, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (b)      Payment of the fee described in Paragraph 13.

                  (c)      Such other matters as the Lender may require.

                  16.  Representations  and  Warranties.   The  Borrower  hereby
represents and warrants to the Lender as follows:

                  (Error! Unknown switch argument.) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (Error! Unknown switch argument.) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (Error! Unknown switch argument.) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (Error! Unknown switch argument.) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (Error! Unknown switch argument.) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (Error! Unknown switch argument.) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  17. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  18. No Other Waiver. Except as set forth in Paragraph 5 hereof, the execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  19. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  20. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all fees, costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  21. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

THE LAMAUR CORPORATION                   NORWEST BUSINESS CREDIT, INC.

By _________________________________     By _________________________________
     John D. Hellmann                         Brian F. Fitzpatrick
     Its Vice President                       Its Vice President
M1:
3/31/98 12:45 AM

                             CONSENT OF PARTICIPANT

This Consent is given effective as of the ____ day of March, 1998, by MERCANTILE BUSINESS CREDIT, INC. ("Mercantile") in favor of NORWEST BUSINESS CREDIT, INC. ("Norwest").

1. Norwest and Mercantile entered into that certain Participation Agreement dated February 10, 1997, as amended by that certain First Amendment to Participation Agreement dated as of May 16, 1997, relating to that certain Credit and Security Agreement dated as of November 16, 1995 by and between Norwest and Electronic Hair Styling, Inc., a Delaware corporation now known as The Lamaur Corporation (the "Borrower"), as amended and restated pursuant to that certain Amended and Restated Credit and Security Agreement dated as of May 16, 1997 by and between Norwest and the Borrower, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 13, 1997, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 13, 1997 (the "Participation Agreement").

2. Mercantile hereby consents to the terms of that certain Third Amendment to Amended and Restated Credit and Security Agreement in the form attached hereto as Exhibit A, and all other documents, instruments and agreements executed in connection therewith.

                                            MERCANTILE BUSINESS CREDIT, INC.


                                            By__________________________________
                                                 Its____________________________